SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  AUGUST 18, 2003



                            THE LEATHER FACTORY, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12368                   75-2543540
        --------                      -------                   ----------
(State of other jurisdiction      (Commission File             IRS Employer
     of incorporation                 Number)               Identification No.)



                            3847 EAST LOOP 820 SOUTH
                            FORT WORTH, TEXAS  76119
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (817) 496-4414



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
ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Effective August 18, 2003, the Audit Committee of the Board of Directors of The Leather Factory, Inc. (the "Company"), unanimously recommended and directed
(a) the dismissal of Hein + Associates LLP ("Hein") as the Company's independent accountants and (b) the engagement of Weaver & Tidwell LLP ("W&T") as the Company's independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2003.

     The reports of Hein on the Company's consolidated financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2002, and in the subsequent interim period, there were no disagreements between the Company and Hein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the subject matter of the disagreement(s) in its reports. During the two fiscal years ended December 31, 2002 and through August 18, 2003, there have been no reportable events (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(iv)).

     No consultations occurred between the Company and W&T during the two fiscal years and any interim period preceding the appointment of W&T regarding the application of accounting principles to a specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other accounting, auditing or financial reporting matter required to be disclosed here pursuant to Regulation S-K Item 304(a)(2).

     The Company provided a copy of the disclosure contained in this Current Report on Form 8-K to Hein and requested it to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosures made herein. A copy of that letter, dated August 18, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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
ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

      (a)  Financial  Statements
           ---------------------

          None

      (b)  Pro  Forma  Financial  Information
           ----------------------------------

          None

      (c)  Exhibits
           --------

          A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE LEATHER FACTORY, INC.
                                              (Registrant)

Date:  AUGUST 21, 2003 . . . . . . . .  BY:    /s/ Shannon L. Greene
                                        ----------------------------
                                        Shannon L. Greene
                                        Chief Financial Officer & Treasurer


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
                   THE LEATHER FACTORY, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX
Exhibit
Number                              Description
-------   -------------------------------------------------------------------
*16.1 Letter addressed to the Securities and Exchange Commission dated August 18, 2003, from the Company's former independent accountants, Hein + Associates, LLP, relative to their agreement with the Statements made in Item 4 of this Current Report on Form 8-K.
________________
*Filed herewith.



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

EXHIBIT  16.1  TO  FORM  8-K




August  18,  2003

Securities  and  Exchange  Commission
450  Fifth  Street,  NW
Washington,  DC  20549

Gentlemen:

We have read Item 4 in the attached Form 8-K dated August 18, 2003 of The Leather Factory, Inc. (Commission File Number 1-12368) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very  truly  yours,

/s/  Hein  +  Associates  LLP

HEIN  +  ASSOCIATES  LLP